UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2006

Abatix Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-10184	75-1908110

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8201 Eastpoint Drive, Suite 500, Dallas, Texas	75227

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 381-0322

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          The Registrant hereby furnishes the information set forth in its News Release, dated May 8, 2006, announcing financial results for the first quarter 2006, a copy of which is included as Exhibit 99.1.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

99.1 – Press release dated May 8, 2006.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABATIX CORP.

Date May 8, 2006

/s/ Frank J. Cinatl, IV

Frank J. Cinatl, IV
Vice President and Chief Financial Officer
(Principal Accounting Officer)